UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Dallas, Texas 75219

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Second Amended and Restated Agreement and Plan of Merger

On September 14, 2011, Energy Transfer Equity, L.P. (the “Partnership”) entered into Amendment No. 1 (the “Merger Amendment”) to that certain Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011 (the “Second Amended Merger Agreement”), by and among the Partnership, Sigma Acquisition Corporation (“Merger Sub”) and Southern Union Company (“SUG”). The Merger Amendment, among other things, describes with more specificity the cooperation that SUG and certain of its subsidiaries have agreed to provide to Energy Transfer Partners, L.P. (“ETP”) in connection with certain financing activities of ETP relating to the Citrus Merger (as defined below), including with respect to a guarantee of certain indebtedness to be incurred by ETP. The Citrus Merger is anticipated to occur immediately prior to the effective time of Merger Sub’s merger with and into SUG (the “Merger”). Upon the Partnership’s request, SUG has agreed to cause to be prepared and filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 to register the Guaranty (as defined below) by PEPL Holdings, LLC, a newly formed indirect subsidiary of SUG (“PEPL Holdings”), in connection with ETP’s proposed financing for the Citrus Merger. The filing and effectiveness of such registration statement is not a condition to consummation of the Merger.

The foregoing description of the Merger Amendment does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Amendment, which is included as Exhibit 2.1 hereto and incorporated herein by reference. See the Partnership’s Current Report on Form 8-K filed on July 20, 2011 for a more detailed summary of the Second Amended Merger Agreement.

Amendment to Citrus Merger Agreement

In connection with the Merger, on September 14, 2011, the Partnership and ETP entered into Amendment No. 1 (the “Citrus Merger Amendment”) to that certain Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011 (the “Citrus Merger Agreement”). As previously reported, immediately prior to the effective time of the Merger, the Partnership will assign and SUG will assume the benefits and obligations of the Partnership under the Citrus Merger Agreement and, if the conditions to closing of the Second Amended Merger Agreement have been satisfied or will be satisfied upon closing, cause the merger of Citrus ETP Acquisition, L.L.C. with and into CrossCountry Energy, LLC, which indirectly holds a 50% interest in Citrus Corp., which in turn owns 100% of Florida Gas Transmission Company, LLC (the “Citrus Merger”). The consummation of the Citrus Merger is not a condition to consummation of the Merger.

The Citrus Merger Amendment provides, among other things, that, immediately prior to the effective time of the Merger (i) SUG will contribute all of its ownership interests in Panhandle Eastern Pipe Line Company, LP and its subsidiaries to PEPL Holdings; and (ii) PEPL Holdings will guarantee (the “Guaranty”) certain indebtedness to be incurred by ETP related to the Citrus Merger.

The foregoing description of the Citrus Merger Amendment does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Citrus Merger Amendment, which is included as Exhibit 2.2 hereto and incorporated herein by reference. See the Partnership’s Current Report on Form 8-K filed on July 20, 2011 for a more detailed summary of the Citrus Merger Agreement and the Citrus Merger.

Forward-Looking Statements

This report may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the proposed Merger or the Citrus Merger, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond the control of the management teams of the Partnership, ETP or SUG. Among those is the risk that conditions to closing the Merger or the Citrus Merger are not met or that the anticipated benefits from the proposed Merger or the Citrus Merger cannot be fully realized. An extensive list of factors that can affect future results are discussed in the reports filed with the SEC by the Partnership, ETP and SUG. The Partnership, ETP and SUG undertake no obligation to update or revise any forward-looking statement to reflect new information or events.

Additional Information

In connection with the Merger, the Partnership and SUG have filed a proxy statement / prospectus and other documents with the SEC. Investors and security holders are urged to carefully read the definitive proxy statement / prospectus because it contains important information regarding the Partnership, SUG and the Merger.

A definitive proxy statement / prospectus will be sent to stockholders of SUG seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement / prospectus (when available) and other documents filed by the Partnership and SUG with the SEC at the SEC’s website, www.sec.gov. The definitive proxy statement / prospectus and such other documents relating to the Partnership may also be obtained free of charge by directing a request to Energy Transfer Equity, L.P., Attn: Investor Relations, 3738 Oak Lawn Avenue, Dallas, Texas 75219, or from the Partnership’s website, www.energytransfer.com. The definitive proxy statement / prospectus and such other documents relating to SUG may also be obtained free of charge by directing a request to Southern Union Company, Attn: Investor Relations, 5444 Westheimer Road, Houston, Texas 77056, or from SUG’s website, www.sug.com.

The Partnership, SUG and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information concerning the interests of the persons who may be “participants” in the solicitation is set forth in the proxy statement / prospectus.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit
2.1	Amendment No. 1, dated as of September 14, 2011, to Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and among Energy Transfer Equity, L.P., Sigma Acquisition Corporation and Southern Union Company

2.2	Amendment No. 1, dated as of September 14, 2011, to Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

	By:	LE GP, LLC,
its general partner

Date: September 14, 2011	By:	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
2.1	Amendment No. 1, dated as of September 14, 2011, to Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and among Energy Transfer Equity, L.P., Sigma Acquisition Corporation and Southern Union Company

2.2	Amendment No. 1, dated as of September 14, 2011, to Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.